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                                                                   Exhibit 10.15

                              Unilab Corporation
                       Deferred Compensation Arrangement


                                   1ARTICLE
     Establishment, Purpose, and Effective Date

     This Deferred Compensation Arrangement ("Plan") is established by Unilab Corporation ("Company") for the purpose of providing unfunded deferred compensation for a select group of management or highly compensated employees of the Company or of a subsidiary. It is intended that the Plan be exempt from Parts 2, 3, and 4 of the Employee Retirement Income Security Act of 1974 ("ERISA") by reason of Sections 201(2), 301(a)(3), and 401(a)(1) or ERISA.

     The Plan was originally effective on January 1, 1995. This document simply memorializes the terms of the Plan, as it has been operated since its inception.

2                                   ARTICLE
                                  Eligibility

2.1              Eligibility. The Board of Directors of the Company shall name
                 -----------
those individuals who are eligible to participate in the Plan ("Participants"), who must be members of a select group of management or highly compensated employees of the Company within the meaning of ERISA ("Top Hat Employees").

        (a) This determination will be made annually, with respect to the contributions to be made for that year.

        (b) The fact that the Board of Directors may have selected an employee to participate in the Plan for one year does not mean that the employee will be entitled to participate in the Plan for any subsequent year.

        (c)        The decision as to which employees are eligible to
        participate shall not be required to be made in a uniform manner, but shall be made in the absolute discretion of the Board of Directors.
        Thus, an individual's title or level of compensation does not confer
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        any right to participate in the Plan or to continue participating in the
        Plan.

        (d) Notwithstanding the above, in no event will an individual be selected for participation in the Plan if the individual did not perform any services for the Company or a subsidiary during that year.

2.2            Subsequent Ineligibility. Notwithstanding anything in this Plan
               ------------------------
to the contrary, in the event it is subsequently determined that a Participant does not constitute, or no longer constitutes, a Top-Hat Employee, the amount of benefit to which he is entitled under the rules of Section 3.2 of the Plan shall be paid to him as soon as possible. However, the failure of the Board of
                                    ------------------------------------
Directors to name the individual as a Participant for one or more subsequent
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years shall not automatically be deemed a determination that the Participant no
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longer qualifies as a Top-Hat Employee.
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3                                  ARTICLE
                                   Benefits

3.1            Amount of Contribution. For each year of participation in the
               ----------------------
Plan, a Participant shall be credited with a contribution of eight percent (8%) of his total cash compensation (i.e., salary and bonus) received from the Company for the entire year.

3.2            Vesting.
               -------

        (a) Except as otherwise provided in this Section 3.2, Participants shall always have a fully vested right to the amounts in their accounts.

        (b) Notwithstanding the provisions of Paragraph (a) above, the Company shall have the right to withhold from benefit payments any amounts that the Participant owes to the Company. Furthermore, a Participant's benefit will be forfeited in the event he is terminated for "Cause," which shall mean:

  (i)                 A breach of fiduciary duty involving personal profit;

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          (ii)          The violation of the restriction on disclosure of
          information contained in the Participant's employment agreement with the Company (if applicable);

          (iii) The intentional failure to perform stated duties or abide by the Company's policies that materially adversely affect the Company's interest;

          (iv)          The conviction of a felony;

          (v) The commitment of an act that would disqualify the Company or any subsidiary of the Company from maintaining or obtaining a license, permit, or other governmental approval material to the operations of the Company or any subsidiary; or

          (vi) A material breach of any provision of the Participant's employment agreement with the Company (if applicable).

3.3                Benefits Unfunded. The benefits under this Plan shall not be
                   -----------------
funded, but shall constitute an unsecured liability payable, when due, by the Company out of its general assets. A separate, unfunded account shall be established and maintained for each Participant. Participants do not earn any interest on the amounts credited to their accounts under the Plan.

4                               ARTICLE
                             Distributions

4.1                Payment of Benefits.
                   -------------------

              (a) Provided the Participant does not forfeit his benefit pursuant to Section 3.2 of this Plan, the entire amount in a Participant's account shall be paid to the Participant at the time of termination of employment, for any reason. For this purpose, a Participant will not be considered to have terminated employment:

          (i) Because of a transfer of employment between the Company and a subsidiary, between a subsidiary and the Company, or between different subsidiaries;

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          (ii)             Solely as a result of a Change of Control, except as
          provided in Paragraph (b) below; or

          (iii) Because a leave of absence that is approved by the Company.

               (b) Pursuant to such rules as the Committee (as defined in Section 5.1) may prescribe, a Participant may elect whether or not his benefits automatically become payable upon a Change of Control of the Company (even if his employment has not been terminated). However, unless the election was made when the Participant first began participating in the Plan, the election will not take effect until the following January 1. In the absence of an effective election, the Participant's benefit will accelerate and become immediately payable upon a Change of Control. For purposes of this Plan, a "Change of Control" shall be deemed to have taken place if:

          (i) Any person or entity defined in Section 13(d) of the Securities Exchange Act of 1934 becomes a beneficial owner of forty percent (40%) or more of the outstanding shares of the Company; or

          (ii) As the consequence of any cash tender or exchange offer, merger, reorganization, recapitalization or other business combination (a "Transaction"), the persons who were Directors of the Company before the Transaction cease to constitute a majority of the Board of Directors of the Company or any successor to the Company following the Transaction.

4.2                    Designation of Beneficiary.  In the event of the death
                       --------------------------
of a Participant prior to the date on which the Participant's benefit is paid, the benefit shall be paid to the Participant's beneficiary. If the Participant did not effectively designate a beneficiary, the benefit will be paid to his surviving spouse, or if he does not have a surviving spouse, to his estate.

4.3                    Payees under Legal Disability. If any payee is a minor,
                       -----------------------------
or if the Committee reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him, the Committee may have the payment made to the person (or persons or institution) whom it believes is caring for

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or supporting such payee. Any such payment shall be a payment for the benefit of the payee and shall be a complete discharge of any liability under the Plan to the payee.

4.4              Payment of Benefits. All payments under the Plan shall be
                 -------------------
delivered in person or mailed to the last address of the Participant (or, in the case of the death of the Participant, to that of his beneficiary). Each Participant shall be responsible for furnishing the Committee with his current address and that of his beneficiary.

4.5              Taxes Withholdings. Benefits under the Plan are subject to
                 ------------------
federal employment and income taxes and may be subject to state taxes. Accordingly, the Company will comply with the applicable withholding requirements.

5                                    ARTICLE
                              Plan Administration

5.1              Committee. Authority to administer the Plan shall be vested in
                 ---------
the Board of Directors of the Company or such person or persons as the Board of Directors may designate ("Committee").

5.2              Administrative Powers. The Committee shall have all powers
                 ---------------------
necessary to administer the Plan. In addition to any powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have following powers and authority:

          (a) To designate agents to carry out responsibilities relating to the Plan;

          (b) To administer, interpret, and answer all questions which may arise under this Plan;

          (c) To handle disputed claims for benefits in accordance with Department of Labor Regulation Section 2560.502-1;

          (d) To establish rules and procedures from time to time for the conduct of its business and for the administration of the Plan; and

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           (e)       To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient in connection with the operation of the Plan.

5.3              Finality of Actions. Any action taken by the Committee in the
                 -------------------
exercise of authority conferred upon it by this Plan shall be binding upon the Participant and all parties claiming through him. All discretionary powers conferred upon the Committee shall be absolute.

5.4              Indemnification. To the maximum extent permitted by law, the
                 ---------------
Company shall indemnify the Committee and any other employee of the Company with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed proceeding, whether civil, criminal, administrative, or investigative, against any losses reasonably incurred by him by reason of his conduct in the performance of his duties under the Plan.

6                                   ARTICLE
                             Miscellaneous Matters

6.1              Amendment and Termination. The Company expects the Plan to be
                 -------------------------
permanent, but because future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time. Upon termination of the Plan, all benefits shall become fully vested and payable immediately. However, the Company may elect to suspend all future contributions to the Plan without being required to distribute all accrued benefits.

6.2              Benefits Not Alienable. Benefits under the Plan may not be
                 ----------------------
assigned or alienated, whether voluntarily or involuntarily.

6.3              No Enlargement of Employee Rights. Nothing contained in the
                 ---------------------------------
Plan shall be deemed to give a Participant the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Participant at any time.

6.4              Interpretation. Any reference to the masculine gender will
                 --------------
include the feminine, the singular will include the plural, and the plural will include the singular. In the case of any ambiguity, the Plan shall be construed so as to comply with the provisions of ERISA.

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                              Unilab Corporation
                  Deferred Compensation Arrangement ("Plan")
                                 Election Form

     Beneficiary Designation. I designate the individual indicated below to be my beneficiary. This beneficiary supersedes any prior designation(s) I may have made.



Name


Relationship to Participant


Street Address


City, State, and Zip Code

                                             ___________________________________
Phone Number                                 Social Security Number


     Acceleration upon Change of Control. In the event that there is a "Change of Control" of the Company (as that term is defined in Section 4.1 of the Plan), but my employment is not terminated, I hereby elect (select one):

[_] That my benefit under the Plan be paid to me as a result of the Change of Control; or

[_] That my benefit remain in the Plan until my employment is terminated, provided that the Plan is not terminated in connection with the Change of Control.

                                                            ___
                                    Participant

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                                                                ______________,

                                                        199__

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               ATTACHMENT 2 - DEFERRED COMPENSATION PAYOUT LIST

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                 UNILAB CORPORATION EXECUTIVE RETIREMENT PLAN

                AMENDMENT NO. 1 PARTICIPANT ACKNOWLEDGMENT FORM

                                OCTOBER 1, 1997

Whereas, in order to minimize a potential unintended negative impact on the profit and loss statement, the Board of Directors of Unilab Corporation ("Unilab" or the "Company") has approved an amendment (the "Amendment") to the Company's Executive Retirement Plan ("SERP" or "Plan"), substantially in the form attached hereto; and

Whereas, the Amendment has the effect of limiting the maximum number of aggregate Awards issuable to SERP participants to 200,000 per year (the "Maximum Annual Award Level"), effective with the 1997 Award year; and

Whereas, after effectiveness of the Amendment, each participant in the SERP will remain entitled to receive his pro rata share of the Maximum Annual Award Level; and

Whereas, the undersigned is a participant in the SERP; and

Whereas, the Company wishes to evidence the undersigned's acknowledgment and agreement with respect to the Amendment.

Now, therefore, the undersigned hereby acknowledges the existence and understands the effect of the Amendment and agrees to abide by the terms of the Amendment and the SERP.



________________________________
Name:

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                     AMENDMENT NO. 1 TO UNILAB CORPORATION
                           EXECUTIVE RETIREMENT PLAN
                                OCTOBER 1, 1997



          Whereas, in order to minimize a potential unintended negative impact on the profit and loss statement, the Board of Directors of Unilab Corporation (the "Company") has approved an amendment (the "Amendment") to the terms of the Unilab Corporation Executive Retirement Plan (the "SERP" or the "Plan") in order to cap the maximum number of shares issuable under the Plan through the grant of Awards to Plan participants to 200,000 shares per year in the aggregate;

          Now, therefore, the Plan is hereby amended as follows:

1. Section 1.3 of the Plan is hereby amended by adding the underlined language to the first sentence of such section: "The maximum aggregate number of shares of Common Stock available for award and issuance under the Plan is 1,000,000, subject to a maximum aggregate annual award of 200,000 (the "Maximum Annual Award Level"), and further subject to adjustment pursuant to
   Section 5.3 hereof."

2. Section 3.1 is hereby amended by adding the following to the beginning of the second sentence thereof: "Subject to the Maximum Annual Award Level,"

3. This Amendment shall be deemed effective as of October 1, 1997, with retroactive effect to January 1, 1997 for the calculation of grants of Awards for 1997.